Thrivent Mutual Funds

Supplement to the

Class A and Class S Share Prospectuses, Summary Prospectuses and Statement of Additional Information,

each dated February 28, 2020

Thrivent Aggressive Allocation Fund

Thrivent Moderate Allocation Fund

Thrivent Moderately Aggressive Allocation Fund

Thrivent Moderately Conservative Allocation Fund

Thrivent Balanced Income Plus Fund

Thrivent Diversified Income Plus Fund

Thrivent Global Stock Fund

Thrivent International Allocation Fund

(the “Funds”)

Thrivent and the Funds are deeply saddened to share that Darren M. Bagwell, a portfolio co-manager of the Funds, recently passed away. Thrivent and the Funds’ Trustees mourn his passing and extend our deepest condolences to his loved ones.

All references to Mr. Bagwell are hereby deleted from the Prospectus, Summary Prospectus and Statement of Additional Information for each Fund. No other changes to the current portfolio management teams are anticipated at this time.

The date of this Supplement is August 4, 2020.

Please include this Supplement with your Prospectus, Summary Prospectus and Statement of Additional Information.

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